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                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):       June 30, 2002
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                        AIRTECH INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter.)


                                     Wyoming
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                    (State of incorporation or organization)


            0-19796                                     98-0120805
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    (Commission File Number)                (I.R.S. Employee Identification No.)


             4695 MacArthur Court, # 1450, Newport Beach, California
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                    (Address of principal executive offices)

                                      92660
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                                   (Zip Code)

Registrant's telephone number, including area code:       949-475-6755
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          (Former name or former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

         As disclosed in the Registrants Quarterly Report on Form 10-QSB for the quarter ended February 28, 2002. The Registrant entered into a Stock Purchase Agreement with NewBridge Capital, Inc. ("Newbridge"). Pursuant to this agreement, Newbridge agreed to acquire up to three million (3,000,000) shares of Registrant's Series B Convertible Preferred Stock (the "Series B Preferred Stock"). On January 22, 2002, Newbridge acquired one million shares (1,000,000) of Series B Preferred Stock; on June 20, 2002, Newbridge acquired an additional one million shares (1,000,000) of Series B Preferred Stock, and on June 30, 2002, Newbridge acquired the last one million shares (1,000,000) Series B Preferred Stock.

         As of the date of this filing, Newbridge owns three million (3,000,000) shares of Registrant's Series B Preferred Stock. As designated by the Registrant's Board of Directors on January 22, 2002, approved by the Board on January 22, 2002, the Holder each share of Series B Preferred Stock has voting rights of twenty to one (20:1) and the right to convert each share of Series B Preferred Stock into thirty-two and sixty-five one hundredths (32 65/100) shares of the Registrants common stock. If Newbridge were to exercise its voting rights attributable to the three million shares (3,000,000) of Series B Preferred Stock, it would vote 60 million shares at meetings of the Registrants shareholders. If Newbridge elected to convert its 3,000,000 shares of Series B Preferred Stock into Registrant's common stock, it would have ninety-seven million, nine hundred and fifty thousand shares (97,950,000) shares of the Registrant's common stock, which shares vote on a one-for-one basis. On any matter brought to a vote of the shareholders, with its 60 Million votes attributable to the Series B Preferred Stock or its 97,950,000 shares attributable for the common shares into which the Series B Preferred Stock NewBridge would likely control the destiny of any matters submitted to the vote of Security holders.


Item 2.  Acquisition or Disposition of Assets

         N/A


Item 3.  Bankruptcy or Receivership

         N/A


Item 4.  Changes in Registrant's Certifying Accountant

         N/A


Item 5.  Other Events

         On June 20, 2002, Global Trade Finance ("Global") loaned the Registrant Twenty Thousand Dollars ($20,000), which was evidenced by a Secured Promissory Note and Security Agreement issued by the Registrant granting Global a security interest in the Registrants interest in AirSecure LLC.


Item 6.  Resignation of Registrant's Directors

         One May 8, 2002, the Registrant accepted the resignation of Mr. John Harris and Mr. James Halter. Mr. Fred Luke was appointed to serve as temporary CEO replacing Mr. Harris, and Mr. Leonard Roman was appointed to serve as temporary CFO replacing Mr. Halter.

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         Simultaneously, the Registrant appointed as Directors, Mr. Fred Luke,
         Mr. Leonard Roman, and Walter Grieves.


Item 7.  Financial Statements and Exhibits

         N/A


Item 8.  Change in Registrant's Fiscal Year

         N/A



                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AIRTECH INTERNATIONAL GROUP, INC.

                                          (Registrant)


Dated: July 3, 2002                       By:    Fred Luke
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                                                 President